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                             Chase Core Equity Fund
                            Chase Equity Growth Fund


                        Supplement Dated August 12, 1999
                     To The Prospectus dated April 30, 1999




     Effective August 12, 1999, the Chase Core Equity Fund and the Chase Equity Growth Fund will convert to a master/feeder structure. As of that date, each of these two Funds will seek to achieve its investment objective by investing all of its investable assets in a newly-created "master portfolio" which has the identical investment objectives and policies as the Fund. The Chase Manhattan Bank is the investment advisor to each master portfolio and Chase Bank of Texas, National Association is the sub-advisor to each master portfolio.



                                                                      CF1-36-899